                                                                     Exhibit 99

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)

                                      AND

                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/Anurag Chandra
------------------------------------
Anurag Chandra
Director and Executive Vice President

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)

                                      AND

                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Chairman of the Board and Chief Executive Officer of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Don Civgin
-----------------------------------
Don Civgin
Director, Chairman of the Board and
Chief Executive Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)

                                      AND

                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned Director, President and Chief Operating Officer of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/Lawrence W. Dahl
-----------------------------
Lawrence W. Dahl
Director, President and Chief
Operating Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)

                                      AND

                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Lincoln Benefit Life Company constitutes and appoints Don Civgin and Jesse E. Merten and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/Angela K. Fontana
---------------------------------
Angela K. Fontana
Director, Vice President, General
Counsel and Secretary

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)

                                      AND

                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/Wilford J. Kavanaugh
----------------------------------
Wilford J. Kavanaugh
Director and Senior Vice President

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)

                                      AND

                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/Jesse E. Merten
-----------------------------------
Jesse E. Merten
Director, Senior Vice President and
Chief Financial Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)

                                      AND

                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned Senior Group Vice President & Controller of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545, of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/Samuel H. Pilch
------------------------------------
Samuel H. Pilch
Senior Group Vice President & Controller